UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 23, 2011

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain
                         Officers; Compensation Arrangements of Certain Officers.

    On February 23, 2011, Comstock Resources, Inc. ("Comstock") issued a press release, attached hereto as Exhibit 99.1, announcing that Mr. Mack D. Good, the Company’s Chief Operating Officer and VP of Operations has elected to retire from the Company effective March 15, 2011.  Mr. Good, 60, has been retained to provide consulting services to Comstock Resources, Inc. for a period of one year following his retirement.

Comstock also announced that Mr. Mark A. Williams, 49, the Company's current Engineering and Operations Manager, will be promoted to VP of Operations effective March 15, 2011, reporting to Comstock's Chief Executive Officer, M. Jay Allison.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1	Press Release dated February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: February 23, 2011	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer